UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 4, 2016

IMMUNE DESIGN CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36561	26-2007174
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Ave. E., Suite 310 Seattle, Washington	98102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 682-0645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On January 4, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Immune Design Corp. (the “Company”) approved 2015 cash bonuses, 2016 annual base salaries, 2016 bonus targets and equity awards for the Company’s named executive officers (each, an “Executive”), as set forth below.

2015 Cash Bonuses, 2016 Annual Base Salaries and 2016 Bonus Targets

The Committee approved the following 2015 cash bonuses, new 2016 annual base salaries, which salaries are effective January 1, 2016, and 2016 bonus targets for the Company’s named executive officers:

Name and Title	2015 Cash Bonus	2016 Annual Base Salary	2016 Bonus Targets

Carlos Paya, M.D., Ph.D. President and Chief Executive Officer	$257,292	$557,025	50%
Stephen Brady Executive Vice President, Strategy and Finance	$116,140	$347,550	35%
Richard Kenney, M.D. Chief Medical Officer	$60,000	$336,000	30%

Equity Awards

The Committee approved and granted restricted stock units (“RSUs”) and options to purchase shares of the Company’s common stock to the Company’s named executive officers, as annual equity incentive awards granted pursuant to the Company’s 2014 Omnibus Incentive Plan, which grants are set forth in the table below.

Name and Title	Restricted Stock Units	Option Grant (shares)

Carlos Paya, M.D., Ph.D. President and Chief Executive Officer	36,000	175,000
Stephen Brady Executive Vice President, Strategy and Finance	15,000	75,000
Richard Kenney, M.D. Chief Medical Officer	7,000	30,000

The RSUs granted to each Executive have a vesting commencement date of January 4, 2016, and twenty-five percent of the RSUs granted to each Executive will vest on each anniversary of the vesting commencement date over a four-year period, subject to the Executive’s continued service with the Company. Each of the RSUs shall be subject to the terms and conditions set forth in the Company’s form of restricted stock unit agreement, a copy of which is filed hereto as Exhibit 10.1.

The stock option granted to each Executive has (i) a vesting commencement date of January 4, 2016, (ii) an exercise price of $19.39 per share, the closing price of the Company’s common stock on January 4, 2016 and (iii) a term of 10 years from the grant date. Twenty-five percent of the shares subject to the option granted to each Executive will vest on the one-year anniversary of the vesting commencement date, and the remainder will vest in equal monthly installments over the subsequent three-year period, subject to the Executive’s continued service with the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement under the 2014 Omnibus Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE DESIGN CORP.

By:	/s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D.
President and Chief Executive Officer

Dated: January 8, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Agreement under the 2014 Omnibus Incentive Plan.